 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2018
____________________

NOVUME SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55833	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 3, 2018, Novume Solutions, Inc. (“Novume”) and its wholly owned subsidiary, Brekford Traffic Safety, Inc. (“Brekford”), (collectively, the “Company”) entered into a Promissory Note (the “Note”) and a Security Agreement with an institutional investor (the “Lender”) pursuant to which the Lender loaned $2,000,000 to the Company. The Note is due and payable on May 1, 2019 and bears interest at 15% per annum, with a minimum of 15% interest payable regardless of when the Note is repaid. The Note is secured by a security interest in all of the assets of Brekford. In addition, Novume agreed to issue 35,000 shares of Novume common stock to the Lender, which shares contain piggy-back registration rights. If the shares are not so registered on the next Novume shareholder registration statement, Novume shall be obligated to issue an additional 15,000 shares of Novume common stock to the Lender. Upon any sale of Brekford or its assets, the Lender will be entitled to receive 7% of any proceeds received by Novume or Brekford in excess of $5 million. In addition, commencing January 1, 2020, the Lender shall be paid 7% of Brekford’s earnings before interest, taxes, depreciation and amortization, less any capital expenditures, which amount would be credited against proceeds from the sale of Brekford, if any.

The foregoing description of the Note and Security Agreement is a summary only and is qualified in its entirety by reference to the full text of the Note and the Security Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note between Brekford Traffic Safety, Inc., Novume Solutions, Inc. and Cedarview Opportunities Master Fund, LP, dated April 3, 2018 (1)
10.2	Security Agreement between Brekford Traffic Safety, Inc. and Cedarview Opportunities Master Fund, LP, dated April 3, 2018 (1)

(1)
 Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novume Solutions, Inc.
(Registrant)

Date: April 9, 2018	/s/ Robert A. Berman
Name: Robert A. Berman Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note between Brekford Traffic Safety, Inc., Novume Solutions, Inc. and Cedarview Opportunities Master Fund, LP, dated April 3, 2018 (1)
10.2	Security Agreement between Brekford Traffic Safety, Inc. and Cedarview Opportunities Master Fund, LP, dated April 3, 2018 (1)

(1)
Filed herewith.

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